EXHIBIT 32.2

WARREN RESOURCES, INC.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Warren Resources, Inc. (the “Company”) on Form 10-Q for the period ending
March 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stewart P. Skelly, Vice President, Chief Financial Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                       The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stewart P. Skelly
Stewart P. Skelly
Vice President, Chief Financial Officer and Chief Accounting Officer

May 7, 2014